UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  01/06/2011

Dynavax Technologies Corporation
(Exact name of registrant as specified in its charter)

Commission File Number:  001-34207

Delaware	33-0728374
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

2929 Seventh Street, Suite 100
Berkeley, CA 94710-2753
(Address of principal executive offices, including zip code)

(510) 848-5100
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e) Compensation Arrangements of Certain Officers

2010 Bonuses, 2011 Base Salaries and 2011 Equity Awards

On January 6, 2011, the Board of Directors approved the following 2010 bonus, 2011 base salary and 2011 equity awards for certain executive officers. The Board of Directors annually evaluates the performance and determines the compensation of Dynavax's executive officers.

The 2010 bonuses, 2011 base salaries, and 2011 equity awards approved by the Board of Directors are as set forth below:

Name and Title                2010 Bonus                2011 Base Salary                2011 Equity Award(1)
Dino Dina, M.D.        $        195,840        $        448,800                750,000
    Chief Executive Officer
J. Tyler Martin, M.D.        $        157,641        $        400,000                550,000
    President and Chief Medical Officer
Robert L. Coffman, Ph.D.        $        147,315        $        336,263                300,000
    Vice President and Chief Scientific Officer
Zbigniew Janowicz, Ph.D.        $        72,105(2)        $         327,307 (2)                 150,000
Chief Executive Officer, Dynavax Europe
Jennifer Lew        $        68,544        $        224,910                300,000
    Vice President, Finance
Michael S. Ostrach        $        126,484        $        322,534                250,000
Vice President, Chief Business Officer and General Counsel

(1)        Stock options with an exercise price per share of $3.14, representing the closing price on the grant date of January 6, 2011. All options will vest at the rate of 1/3rd of the shares on the first anniversary of the vesting commencement date, with 1/36th of the total number of shares vesting each month thereafter, subject to continued service with the Company through each applicable vesting date.

(2)        The 2010 bonus of 54,468 Euro and 2011 base salary of 247,248 Euro for the Chief Executive Officer of Dynavax Europe was converted using the daily average interbank Euro to USD rate on January 6, 2011.

Janowicz Management Service Contract Amendment

On January 6, 2011, the Company and Dr. Janowicz entered into an amendment to Dr. Janowicz's Management Service Contract (the "Amendment") reflecting his 2010 bonus, 2011 base salary and 2011 equity award, each as set forth above. The Amendment also provides that Dr. Janowicz's target cash-based incentive compensation for 2011 will be 50% of his base salary. Dr. Janowicz's actual cash incentive payments will be based on achievement of the Company's corporate goals and Dynavax Europe goals, weighted equally. A copy of Dr. Janowicz's employment agreement is attached as Exhibit 10.60 to this current report and is incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits

Item 9.01.        Financial Statements and Exhibits.

(d) Exhibit

Exhibit No.        Description
10.60        Amendment, dated January 6, 2011, to Management Service Contract between Dynavax Technologies Corporation and Zbigniew Janowicz

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dynavax Technologies Corporation

Date: January 07, 2011	By:	/s/ Michael S. Ostrach
Michael S. Ostrach
Vice President

EXHIBIT INDEX

Exhibit No.	Description
EX-10.60	Amendment, dated January 6. 2011, to Management Service Contract between Dynavax Technologies Corporation and Zbigniew Janowicz